DEUTSCHE BANK [GRAPHIC OMITTED]

Date:             October 30, 2006

To:               U.S. Bank National Association, not in its individual
                  capacity but solely in its capacity as Supplemental
                  Interest Trust Trustee for the benefit of the RAMP Series
                  2006-RS6 Supplemental Interest Trust

                  EP-MN-WS3D
                  60 Livingston Avenue
                  St. Paul, MN 55107

Attention:        RAMP Series 2006-RS6 Supplemental Interest Trust
Telephone no.:    (651) 495-3880
Facsimile no.:    (651) 495-8090

Cc:               Josie Knorr
Facsimile no:     (952) 352-0503

Our Reference:    Global No. N520569N

Re:    Interest Rate Swap Transaction

Ladies and Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between Deutsche Bank AG ("DBAG") and RAMP
Series 2006-RS6 Supplemental Interest Trust, acting through U.S. Bank
National Association, not in its individual capacity, but solely as Trustee for the benefit of RAMP Series 2006-RS6 Supplemental Interest Trust
("Counterparty") on the Trade Date specified below (the "Transaction").  This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (the
"Definitions") as published by the International Swaps and Derivatives
Association, Inc. are incorporated by reference herein.  In the event of any inconsistency between the Definitions and this Confirmation, this
Confirmation will govern.  For purposes of this Transaction, any capitalized and undefined terms contained herein (other than the capitalized terms the definitions of which are contained in the Definitions) shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of
October 30, 2006 (the "Pooling and Servicing Agreement") relating to the RAMP
Series 2006-RS6 Trust Mortgage Asset-Backed Pass-Through Certificates, Series
2006-RS6, which is hereby incorporated by reference into this Confirmation.

1. This Confirmation evidences a complete and binding agreement between DBAG
   ("Party A") and Counterparty ("Party B") as to the terms of the
   Transaction to which this Confirmation relates. This Confirmation, together with all other documents referring to the ISDA Form, as defined below, confirming the Transaction entered into between us shall supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA
   Form") (as may be amended, modified or supplemented from time to time, the
   "Agreement") as if we had executed an agreement on the Trade Date of the first such Transaction between us in such form, with the Schedule thereto specifying only that (a) the governing law is the laws of the State of New
   York, without reference to choice of law doctrine, and (b) the Termination
   Currency is U.S. Dollars.  In the event of any inconsistency between the terms of this Confirmation, and the terms of the Agreement, this
   Confirmation will prevail for the purpose of this Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:-

      Notional Amount:              With respect to any Calculation Period,
                                    as set forth in Exhibit I, which is
                                    attached hereto and incorporated by
                                    reference into this Confirmation

      Trade Date:                   October 11, 2006

      Effective Date:               October 30, 2006

      Termination Date:             March 25, 2012, subject to adjustment in
                                    accordance with the Following Business
                                    Day Convention.

Fixed Amounts:

      Fixed Rate Payer:             Counterparty

      Fixed Rate Payer
      Period End Dates:             The 25th day of each month of each year,
                                    commencing November 27, 2006, through and
                                    including the Termination Date, subject
                                    to adjustment in accordance with the
                                    Following Business Day Convention.

      Fixed Rate Payer
      Payment Dates:                Two Business Days prior to each Fixed
                                    Rate Payer Period End Date, subject to
                                    adjustment in accordance with the
                                    Following Business Day Convention.

      Fixed Rate:                   5.165%

      Fixed Rate Day
      Count Fraction:               30/360

Floating Amounts:

      Floating Rate Payer:          DBAG

      Floating Rate Payer
      Period End Dates:             The 25th day of each month of each year,
                                    commencing November 27, 2006, through and
                                    including the Termination Date, subject
                                    to adjustment in accordance with the
                                    Following Business Day Convention.

      Floating Rate Payer
      Payment Dates:                Two Business Days prior to each Floating
                                    Rate Payer Period End Date, subject to
                                    adjustment in accordance with the
                                    Following Business Day Convention.

      Floating Rate Option:         USD-LIBOR-BBA

      Designated Maturity:          One month

      Spread:                       None

      Floating Rate Day
      Count Fraction:               Actual/360

      Floating Rate for initial
      Calculation Period:           To be determined

      Reset Dates:                  The first Business Day in each
                                    Calculation Period.

      Compounding:                  Inapplicable

Business Days:                      New York

3. ACCOUNT DETAILS:

          USD DBAG Payment Instructions:
          Account With:                  DB Trust Co. Americas, New
                                         York
          SWIFT Code                     BKTRUS33
          Favor Of:                      Deutsche Bank AG, New York
          Account Number:                01 473 969
          Reference:                     N520569N

          USD Counterparty Payment Instructions:

          Account With:                  U.S. Bank National
                                         Association
          ABA No:                        091000022
          Account Number:                1731-0332-2058
          Reference:                     RAMP Series 2006-RS6 Trust
          OBI:                           Attn: John Thomas
          Ref. Account No.               106708001

4. OFFICES:

      The Office for DBAG for this Transaction is New York.
      The Office of Counterparty for this Transaction is St. Paul, MN

5. CALCULATION AGENT:                     DBAG

6. REPRESENTATIONS.

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):-

(i) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this
Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.  Notwithstanding the foregoing, the parties agree that U.S. Bank National Association has executed this letter agreement pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

(ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this
Transaction. It is also capable of assuming, and assumes, the risks of this
Transaction.  Notwithstanding the foregoing, the parties agree that the U.S.
Bank National Association has executed this letter agreement pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

(iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for, or an adviser to it in respect of this Transaction.

7.    ISDA FORM.

      (a)   "Specified Entity" means, in relation to DBAG, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv):
Not Applicable.

      (b)   "Specified Entity" means, in relation to the Counterparty, for the purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and
Section 5(b)(iv): Not Applicable.

      (c)   "Specified Transaction" will have the meaning specified in
Section 14 of the ISDA Form.

(d)   Sections 5(a)(ii) through 5(a)(vi), Section 5(a)(vii)(2) and Sections
5(b)(ii) and 5(b)(iii) of the ISDA Form will not apply to DBAG or the
Counterparty.

      (e)   The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form will not apply to DBAG or the Counterparty.

      (f)   The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form will not apply to DBAG or the Counterparty.

      (g)   The ISDA Form will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York
General Obligations Law).

      (h)   The phrase "Termination Currency" means United States Dollars.

      (i)   For the purpose of Section 6(e) of the ISDA Form, Market
Quotation and Second Method will apply.

      (j)   Multibranch Party.  For the purpose of Section 10(c) of the Form
Master Agreement: (a)  DBAG is a not a Multibranch Party; and (b)
Counterparty is not a Multibranch Party.

            (k)   Credit Support Document.  Initially with respect to DBAG,
not applicable; however, if required pursuant to Section 9 hereof, a guaranty or a Credit Support Annex satisfactory to Counterparty and the Rating
Agencies. With respect to Counterparty, not applicable.

      (l)   Credit Support Provider.  In relation to DBAG: Not Applicable. In relation to Counterparty: Not Applicable.

      (m)   Section 12(a)(ii) of the ISDA Form is deleted in its entirety.

      (n)   Party A may assign or transfer its rights and obligations
hereunder to any entity so long as the Rating Agency Condition is satisfied.
This Transaction shall not be amended or modified pursuant to Section 9(b) of the ISDA Form unless the Rating Agency Condition is satisfied.

      (o)   Notwithstanding any provision of this Transaction or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section
6(e) of the Agreement shall not apply for purposes of this Transaction.

8.    LIMITATION OF LIABILITY.

      Notwithstanding anything herein to the contrary, it is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by U.S. Bank National Association ("U.S. Bank"), not
individually or personally, but solely as Supplemental Interest Trust Trustee of the RAMP Series 2006-RS6 Supplemental Interest Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the
RAMP Series 2006-RS6 Supplemental Interest Trust is made and intended not as personal representations, undertakings and agreements by U.S. Bank but is made and intended for the purpose of binding only the RAMP Series 2006-RS6
Supplemental Interest Trust, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any
Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve U.S. Bank from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall
U.S. Bank be personally liable for the payment of any indebtedness or expenses of the RAMP Series 2006-RS6 Supplemental Interest Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the RAMP Series 2006-RS6 Supplemental Interest
Trust under this letter agreement or any other related documents.

9.    ADDITIONAL PROVISIONS.

      Downgrade of Party A.  If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A)
within 5 Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer
(at its own cost) Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below).  Unless such a transfer by Party A has occurred within 20 Business
Days after the occurrence of a Ratings Event, Party A shall immediately, at its own cost, post Eligible Collateral (as designated in the approved Credit
Support Annex), to secure Party B's exposure or potential exposure to Party
A, and such Eligible Collateral shall be provided in accordance with a Credit
Support Annex to be attached hereto and made a part hereof.  The Eligible
Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Condition.  Valuation and posting of Eligible Collateral shall be made weekly.  Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral,
Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that
Party A's obligations to find a transferee and to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a
Ratings Event is continuing with respect to Party A.  For the purpose hereof, a "Ratings Event" shall occur in that event that (1) Party A's short-term unsecured and unsubordinated debt rating is reduced below "A-1" by Standard &
Poor's Ratings Service ("S&P") (or if its short-term rating is not available by S&P, in the event that its long-term unsecured and unsubordinated debt rating is reduced below "A+" by S&P) or (2) its short-term unsecured and unsubordinated debt rating is reduced below "P-1" by Moody's Investors
Service, Inc. ("Moody's") (or, if its short-term rating is not available by
Moody's, its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A1" by Moody's) or (3) its short-term unsecured and unsubordinated debt rating is reduced below "F1" by Fitch, Inc. ("Fitch")
(or, if its short-term rating is not available by Fitch, its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A" by
Fitch.

      If a Ratings Withdrawal (as defined below) shall occur and be continuing with respect to Party A, then Party A shall within 2 Business Days of such Ratings Withdrawal, (A) give notice to Party B of the occurrence of such Ratings Withdrawal, and (B) (i) transfer (at its own cost) Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition or (ii) obtain a guaranty of its obligations hereunder from another party, subject to the satisfaction of the Rating
Agency Condition, and such guaranty shall remain in effect only for so long as a Ratings Withdrawal is continuing with respect to Party A.  For the purpose hereof, a "Ratings Withdrawal" shall occur with respect to Party A if the long-term and short-term senior unsecured deposit ratings of Party A are withdrawn by S&P or cease to be at least BBB- and A-3 by S&P.

      "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed in writing that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the Certificates.

10.   ADDITIONAL TERMINATION EVENTS.

      (a)   The failure by Party A to comply with Section 9 hereof within the time specified therein shall constitute an Additional Termination
            Event for which Party A shall be the sole Affected Party.
      (b)   If Section 4.09, Section 4.02(c)(xxi), or Section 11.10 of the
            Pooling and Servicing Agreement in changed, amended, or modified, or compliance therewith waived, without the written consent of
            Party A, then an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected
            Party with respect to such an Additional Termination Event.

11.   NON-PETITION.

      DBAG hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the certificates issued by the Counterparty under the Pooling and Servicing
Agreement and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

12.   TAX REPRESENTATIONS.

(a)   Payer Representations.  For the purpose of Section 3(e) of the ISDA
Agreement, Party A and Party B will make the following representations:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant
      Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e),
      6(d)(ii) or 6(e) of the Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

      (i)   the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement;

      (ii)  the satisfaction of the agreement contained in Section 4(a)(iii)
      of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of the
      Agreement; and

      (iii) the satisfaction of the agreement of the other party contained in
      Section 4(d) of the Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii)
      by reason of material prejudice to its legal or commercial position.

(b)   Payee Representations.  For the purpose of Section 3(f) of the
Agreement, each of Party A and Party B make the following representations.

      The following representation will apply to Party A:

      Party A is a "foreign person" within the meaning of the applicable U.S.
      Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person.  In respect of each Transaction it enters into through an office or discretionary agent in the United States or which otherwise is allocated for United States federal income tax purposes to such
      United States trade or business, each payment received or to be received by it under such Transaction will be effectively connected with its conduct of a trade or business in the United States.

      The following representation will apply to Party B:

      U.S. Bank National Association is the Trustee under the Pooling and
      Servicing Agreement.

13. NON-RECOURSE PROVISIONS.

      Notwithstanding anything to the contrary contained herein, none of
Party B or any of its officers, directors, or shareholders (the "Non-recourse
Parties") shall be personally liable for the payment by or on behalf of the
RAMP Series 2006-RS6 Supplemental Interest Trust hereunder, and Party A shall be limited to a proceeding against the Collateral or against any other third party other than the Non-recourse Parties, and Party A shall not have the right to proceed directly against the RAMP Series 2006-RS6 Supplemental
Interest Trust for the satisfaction of any monetary claim against the
Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such Collateral and following the realization of the Collateral, any claims of Party A shall be extinguished.

14.   DOCUMENTS  TO BE  DELIVERED.  For the  purpose of  Section  4(a) (i) and
4(a) (iii):

(1)     Tax forms, documents, or certificates to be delivered are:

-----------------------------------------------------------------------------------
PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/        DATE BY WHICH TO BE DELIVERED
DOCUMENT                    CERTIFICATE
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Party A and                 Any document          Promptly after the earlier of
Party B                     required or           (i) reasonable demand by
                            reasonably requested  either party or (ii) learning
                            to allow the other    that such form or document is
                            party to make         required
                            payments under this
                            Agreement without
                            any deduction or
                            withholding for or
                            on the account of
                            any Tax or with such
                            deduction or
                            withholding at a
                            reduced rate
-----------------------------------------------------------------------------------

(2)     Other documents to be delivered are:

-----------------------------------------------------------------------------------
PARTY REQUIRED TO   FORM/DOCUMENT/          DATE BY WHICH TO BE  COVERED BY
DELIVER DOCUMENT    CERTIFICATE             DELIVERED            SECTION 3(D)
                                                                 REPRESENTATION
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Party A and Party B Any documents to        Upon the execution           Yes
                    evidence the authority  and delivery of
                    of the delivering       this Agreement and
                    party for it to         such Confirmation.
                    execute and deliver
                    this Confirmation.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Party A and Party B A certificate of an     Upon the execution           Yes
                    authorized officer of   and delivery of
                    the party, as to the    this Confirmation.
                    incumbency and
                    authority of the
                    respective officers of
                    the party signing this
                    Confirmation.

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Party A             Legal opinion(s) with   Within     5     Local      No
                    respect to such party   Business    Days    of
                    and its Credit Support  execution hereof
                    Provider, if any, for
                    it, reasonably
                    satisfactory in form and
                    substance to the other
                    party relating to the
                    enforceability of the
                    party's obligations
                    under this Agreement.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Party A             A copy of the most      To be made                   Yes
                    recent annual report    available on
                    of such party (only if  www.deutsche-bank.de/ir/en/
                    available) and its      as soon as
                    Credit Support          available and in
                    Provider, if any,       any event within 90
                    containing in all       days after the end
                    cases audited           of each fiscal year
                    consolidated financial  of Party A
                    statements for each
                    fiscal year certified
                    by independent
                    certified public
                    accountants and
                    prepared in accordance
                    with generally
                    accepted accounting
                    principles in the
                    United States or in
                    the country in which
                    such party is
                    organized.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Party B             Each other report or    Promptly upon                Yes
                    other document          request by Party A,
                    required to be          or with respect to
                    delivered by or to      any particular type
                    Party B under the       of report or other
                    terms of the Pooling    document as to
                    and Servicing           which Party A has
                    Agreement, other than   previously made
                    those required to be    request to receive
                    delivered directly by   all reports or
                    the Trustee to Party A  documents of that
                    thereunder.             type, promptly upon
                                            delivery or receipt
                                            of such report or
                                            document by Party B
                                            and delivery shall
                                            be satisfied by
                                            posting such report
                                            on Party B's
                                            website
                                            http://www.usbank.com/mbs.
-----------------------------------------------------------------------------------

15.   WAIVER OF RIGHT TO TRIAL BY JURY.

      EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY
JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS
TRANSACTION.

16.   ELIGIBLE CONTRACT PARTICIPANT.

      Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity
Exchange Act, as amended.

17.   NOTICE BY FACSIMILE TRANSMISSION.

      Section 12(a) of the ISDA Form is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning an executed copy of this letter agreement to the attention of Derivative Documents via facsimile to  44 20
7545 9761, or via e-mail to Derivative.Documentation@db.com.

Yours sincerely,

DEUTSCHE AG, NEW YORK BRANCH

By:      /s/ Diane Anderson
      Name:  Diane Anderson
      Title:  Assistant Vice President

By:      /s/ Cloris Eng
      Name:  Cloris Eng
      Title:  Assistant Vice President

Confirmed as of the date above:

RAMP SERIES 2006-RS6 SUPPLEMENTAL INTEREST TRUST

By:   U.S. Bank National Association not in its individual capacity but solely in its capacity as Supplemental Interest Trust
      Trustee for the benefit of the RAMP Series 2006-RS6
       Supplemental Interest Trust

By:   /s/ David Duclos
      Name:  David Duclos
      Title:   Vice President

                                  EXHIBIT I

With respect to calculating a Floating Amount for any Calculation Period falling within the periods set forth below, the Notional Amount shall be the amount set forth opposite the relevant period and underneath the caption
Notional Amount, as follows:

FROM AND INCLUDING* TO BUT EXCLUDING*           NOTIONAL AMOUNT
                                                     (USD)

  Effective Date        25-Nov-06               $369,088,685.65
     25-Nov-06          25-Dec-06               $365,805,348.12
     25-Dec-06          25-Jan-07               $361,535,743.75
     25-Jan-07          25-Feb-07               $356,280,262.65
     25-Feb-07          25-Mar-07               $350,045,273.26
     25-Mar-07          25-Apr-07               $342,867,245.76
     25-Apr-07          25-May-07               $334,787,135.58
     25-May-07          25-Jun-07               $325,833,695.98
     25-Jun-07          25-Jul-07               $316,069,720.27
     25-Jul-07          25-Aug-07               $305,780,800.09
     25-Aug-07          25-Sep-07               $295,050,643.40
     25-Sep-07          25-Oct-07               $284,675,871.21
     25-Oct-07          25-Nov-07               $274,613,753.22
     25-Nov-07          25-Dec-07               $264,915,053.97
     25-Dec-07          25-Jan-08               $255,565,969.16
     25-Jan-08          25-Feb-08               $246,451,179.02
     25-Feb-08          25-Mar-08               $237,675,032.73
     25-Mar-08          25-Apr-08               $229,250,094.40
     25-Apr-08          25-May-08               $221,130,522.11
     25-May-08          25-Jun-08               $213,147,080.84
     25-Jun-08          25-Jul-08               $205,006,327.99
     25-Jul-08          25-Aug-08               $192,509,828.93
     25-Aug-08          25-Sep-08               $180,763,301.26
     25-Sep-08          25-Oct-08               $169,836,528.15
     25-Oct-08          25-Nov-08               $159,754,743.63
     25-Nov-08          25-Dec-08               $150,641,376.14
     25-Dec-08          25-Jan-09               $144,600,690.14
     25-Jan-09          25-Feb-09               $138,879,993.09
     25-Feb-09          25-Mar-09               $133,398,349.71
     25-Mar-09          25-Apr-09               $128,139,932.06
     25-Apr-09          25-May-09               $123,095,209.78
     25-May-09          25-Jun-09               $118,254,966.61
     25-Jun-09          25-Jul-09               $113,610,395.63
     25-Jul-09          25-Aug-09               $109,153,117.15
     25-Aug-09          25-Sep-09               $104,875,125.96
     25-Sep-09          25-Oct-09               $100,769,281.36
     25-Oct-09          25-Nov-09               $101,278,633.86
     25-Nov-09          25-Dec-09                $97,611,702.08
     25-Dec-09          25-Jan-10                $94,089,497.53
     25-Jan-10          25-Feb-10                $90,705,929.18
     25-Feb-10          25-Mar-10                $87,455,170.25
     25-Mar-10          25-Apr-10                $84,331,772.38
     25-Apr-10          25-May-10                $81,330,294.24
     25-May-10          25-Jun-10                $78,445,632.67
     25-Jun-10          25-Jul-10                $75,672,916.30
     25-Jul-10          25-Aug-10                $72,948,050.49
     25-Aug-10          25-Sep-10                $70,309,756.28
     25-Sep-10          25-Oct-10                $67,773,576.38
     25-Oct-10          25-Nov-10                $65,335,230.47
     25-Nov-10          25-Dec-10                $62,990,631.29
     25-Dec-10          25-Jan-11                $60,735,901.93
     25-Jan-11          25-Feb-11                $58,567,319.91
     25-Feb-11          25-Mar-11                $56,481,325.56
     25-Mar-11          25-Apr-11                $54,474,514.65
     25-Apr-11          25-May-11                $52,543,631.07
     25-May-11          25-Jun-11                $50,685,560.11
     25-Jun-11          25-Jul-11                $48,884,560.33
     25-Jul-11          25-Aug-11                $47,151,067.56
     25-Aug-11          25-Sep-11                $45,481,947.03
     25-Sep-11          25-Oct-11                $43,872,727.06
     25-Oct-11          25-Nov-11                $42,323,318.08
     25-Nov-11          25-Dec-11                $40,831,339.95
     25-Dec-11          25-Jan-12                $39,394,478.80
     25-Jan-12          25-Feb-12                $38,010,520.79
     25-Feb-12       Termination Date            $36,677,346.64

* All dates listed above (with the exception of the Effective Date) are subject to adjustment in accordance with the Modified Following Business Day
Convention